UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2006


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

            California                0-11113                95-3673456
   (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)


        1021 Anacapa Street, Santa Barbara, CA               93101
       (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 26, 2006, Pacific Capital Bancorp (the "Company") issued a press release announcing its financial results for the quarter and ended September 30, 2006. A copy of the press release, including unaudited financial information released as a part thereof, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will include detailed financial statements and additional analyses for the quarter ended September 30, 2006, as part of its Quarterly Report on Form 10-Q.


Item 9.01  Financial Statements and Exhibits

   (c) Exhibits:

       Exhibit No.         Description
       --------------------------------------------------------------
          99.1           Press release dated October 26, 2006.





                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 PACIFIC CAPITAL BANCORP

Date: October 26, 2006                           /s/ Joyce M. Clinton
                                                 --------------------
                                                 Joyce M. Clinton
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Nunber     Description of Exhibits
--------------     -----------------------

99.1 Pacific Capital Bancorp press release dated October 26, 2006, with respect to financial results for the quarter ended September 30, 2006.